Exhibit 10.1

THIS LEASE RENEWAL AND MODIFICATION AGREEMENT made the 4th day of September,
1998.

BETWEEN:

          SZE & YEE INVESTMENTS LTD. and OVERDALE INVESTMENTS LTD., both companies duly incorporated under the laws of the Province of British Columbia, and both in care of Camy Properties Ltd., Suite #203 - 8168 Granville Street, Vancouver, British Columbia, V6P 4Z4

          (hereinafter called the "Lessor")

                                                               OF THE FIRST PART

AND:

          469506 B.C. LTD., a company duly incorporated under the laws of the Province of British Columbia, and having its registered office at 8271 Laurel Street, Vancouver, British Columbia V6P 3V2 (Incorporation No. 469506), doing business as "Intouch Cordless Communications"

          (hereinafter called the "Lessee")

                                                              OF THE SECOND PART

AND:

          GLENN DUNCAN NINOW, also known as GLENN DUNCAN EVAN NINOW, Businessman, and SUSAN SIU JING NINOW, Businesswoman, both of 8271 Laurel Street, Vancouver, British Columbia, V6P 3V2

          (hereinafter jointly and severally called the "Guarantor")

                                                               OF THE THIRD PART

WHEREAS:

A. By a Lease dated the 14 day of November, 1995 (the "Lease") between the Lessor, the Lessee and the Guarantor herein, the Lessor agreed to lease to the Lessee that certain portion of those certain lands, premises and buildings situate in the City of Vancouver, in the Province of British Columbia, and known and described as:

          A portion of those premises situate at:

          Lots 1 to 4, Block 541 District Lot 526, Plan 2356

          and civically known as 3448 Cambie Street, Vancouver, British Columbia, and having at total gross floor area of approximately Eight Hundred Twenty-Five (825) square feet as outlined in red on the plan attached to the Lease.

          (hereinafter called the "Premises" and/or "Demised Premises")

B. The Lessee has exercised the option to renew the Lease for a further period of three (3) years on the terms and conditions set forth in the Lease.

C. The Lessor has agreed to further renew the term of the Lease for a further term of three (3) years commencing on the 1st day of January, 1999 to and including the 31st day of December, 2001.

D. The Lessor and the Lessee have agreed to further amend the Lease in the manner hereinafter set forth.

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual promises herein made, the parties hereto agree as follows:

1. The term of the Lease is hereby renewed for a period of THREE (3) YEARS from and including the 1st day of January, 1999 to and including the 31st day of December, 2001 (hereinafter referred to as the "Renewal Term").

2. During the Renewal Term of the Lease, the Lessee shall pay to the Lessor BASIC RENT in the sum of FIFTY-FOUR THOUSAND FOUR HUNDRED FIFTY DOLLARS ($54,450.00) payable at the office of CAMY PROPERTIES LTD., of Suite #203 - 8168 Granville Street, Vancouver, British Columbia, V6P 4Z4 (or to such agent as such place as the Lessor shall designate from time to time in writing), monthly in advance without deduction on the 1st day of each and every month in THIRTY-SIX
(36) consecutive monthly installments as follows:

(a) The sum of ONE THOUSAND FOUR HUNDRED FORTY-THREE DOLLARS and SEVENTY-FIVE CENTS ($1,443.75) on the 1st day of each and every consecutive month commencing from and including the 1st day of January, 1999 to and including the 1st day of December, 1999;

(b) Thereafter, the sum of ONE THOUSAND FIVE HUNDRED TWELVE DOLLARS and FIFTY CENTS ($1,512.50) on the 1st day of each and every consecutive month commencing from and including the 1st day of January, 2000 to and including the 1st day of December, 2000; and

(c) Thereafter, the sum of ONE THOUSAND FIVE HUNDRED EIGHTY-ONE DOLLARS and TWENTY-FIVE CENTS ($1,581.25) on the 1st day of each and every consecutive month commencing from and including the 1st day of January, 2001 to and including the 1st day of December, 2001.

          The Lessee covenants and agrees to pay any and all taxes in the nature of the Goods and Services Tax (hereinafter called "G.S.T.") levied from time to time by any federal provincial, municipal or school authority in respect of the rent and other expenses payable by the Lessee hereunder.

3. The Lessor confirms and acknowledges receipt of the sum of TWO THOUSAND SIX HUNDRED FIFTY-FIVE DOLLARS and SIXTY-ONE CENTS ($2,655.61), which sum shall be held by the Lessor as a non-interest bearing security deposit and, provided the Lessee does not breach its obligations under this Lease, to be refunded to the Lessee after termination of this Lease. The said deposit shall be used to secure the prompt and proper performance of the Lessee's obligations under this Lease. In the event that the Lessee defaults under the terms hereof, the Lessor may terminate this agreement and retain the above deposits on account of damages and not as a penalty, without prejudice to any other remedy.

4.   There is no further option to renew this Lease.

5. This Lease Renewal and Modification Agreement is expressly made part of the Lease and the parties hereto agree that all agreements, covenants, conditions and provisions contained in the Lease except as herein above expressly amended or altered, shall be and remain unaltered and in full force and effect during the Renewal Term. The parties also hereby confirm and ratify the Lease as amended and renewed hereby and hereinafter the term "Lease" shall mean and contain the Lease and this Lease Renewal and Modification Agreement.

6. This Lease Renewal and Modification Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          IN WITNESS WHEREOF parties hereto have executed these presents as of the day and year first above written.

EXECUTED on behalf of the Lessor,                  )
SZE & YEE INVESTMENTS LTD., by                     )
                                                   )
                                                   )
/s/ Patrick E. Lee                                 )
---------------------------------------------------
PATRICK E. LEE - Authorized Signatory              )

EXECUTED on behalf of the Lessor,                  )
OVERDALE INVESTMENTS LTD., by                      )
                                                   )
                                                   )
/s/ Patrick E. Lee                                 )
---------------------------------------------------
PATRICK E. LEE - Authorized Signatory              )

EXECUTED on behalf of the Lessee
469506 B.C. LTD., by:


/s/ [Illegible]
---------------------------------------------------
Authorized Signatory


/s/ [Illegible]
---------------------------------------------------
Authorized Signatory

SIGNED, SEALED AND DELIVERED by                    )
the Guarantor, GLENN DUNCAN                        )
NINOW, in the presence of:                         )
                                                   )
                                                   )
/s/ John P. Hamilton                               )   /s/ Glenn Duncan Ninow
---------------------------------------------------    ----------------------
Name                                               )   GLENN DUNCAN NINOW, also
/s/ Suite 520 - 601 West Broadway                  )   known as GLENN DUNCAN
---------------------------------------------------    EVAN NINOW
/s/ Vancouver, BC V5Z4C2                           )
---------------------------------------------------
/s/ TEL (604) 871-0371                             )
---------------------------------------------------
/s/ Barrister & Solicitor                          )
---------------------------------------------------
Occupation                                         )

SIGNED, SEALED AND DELIVERED by                    )
the Guarantor, SUSAN SIU JING NINOW,               )
in the presence of:                                )
                                                   )
                                                   )
/s/ John P. Hamilton                               )   /s/ Susan Siu Jing Ninow
---------------------------------------------------    ------------------------
Name                                               )   SUSAN SIU JING NINOW
/s/ Suite 520 - 601 West Broadway                  )
---------------------------------------------------
/s/ Vancouver, BC V5Z4C2                           )
---------------------------------------------------
/s/ TEL (604) 871-0371                             )
---------------------------------------------------
/s/ Barrister & Solicitor                          )
---------------------------------------------------
Occupation                                         )

                               LEASE - COMMERCIAL


THIS INDENTURE made the 14 day of Nov., 1995

IN PURSUANCE OF THE "LAND TRANSFER FORM ACT, PART 2"

BETWEEN:

          SZE & YEE INVESTMENTS LTD. and OVERDALE INVESTMENTS LTD., both companies duly incorporated under the laws of the Province of British Columbia, and both in care of Camy Properties Ltd., Suite 203 - 8168 Granville Street, Vancouver, British Columbia, V6P 4Z4

          (hereinafter called the "Lessor")

                                                               OF THE FIRST PART

AND:

          469506 B.C. LTD., a company duly incorporated under the laws of the Province of British Columbia, and having its registered office at 8271 Laurel Street, Vancouver, British Columbia, V6P 3V2 (Incorporation No. 469506), doing business as "Intouch Cordless Communications"

          (hereinafter called the "Lessee")

                                                              OF THE SECOND PART

AND:

          GLENN DUNCAN NINOW, also known as GLENN DUNCAN EVAN NINOW, Businessman, and SUSAN SIU JING NINOW, Businesswoman, both of 8271 Laurel Street, Vancouver, British Columbia, V6P 3V2

          (hereinafter jointly and severally called the "Guarantor")

                                                               OF THE THIRD PART

WITNESSETH that in consideration of the rents, covenants, conditions and agreements hereinafter respectively reserved and contained, the said Lessor doth demise and lease unto the said Lessee, ALL AND SINGULAR that certain portion of those lands, premises and buildings situate in the City of Vancouver, in the Province of British Columbia, and known and described as:

          A portion of those premises situate at:

          Lots 1 to 4, Block 541
          District Lot 526, Plan 2354

          And civicly known as 3448 Cambie Street, Vancouver, British Columbia, and having a total gross floor area of approximately Eight Hundred Twenty-Five (825) square feet as outlined in red on the attached plan and initialled by the parties for identification.

          (hereinafter called the "Premises" and/or "demised premises")

FROM the 1st day of January, 1996 FOR THE TERM OF THREE (3) YEARS thence ensuing, YIELDING therefor during the said term the BASIC RENT of FORTY-SEVEN THOUSAND TWENTY-FIVE DOLLARS ($47,025.00) payable at the office of CAMY PROPERTIES LTD., of Suite #203 - 8168 Granville Street, Vancouver, British Columbia, V6P 4Z4 (or to such agent at such place as the Lessor shall designate from time to time in writing), monthly in advance without deduction on the 1st day of each and every month in THIRTY-SIX (36) consecutive monthly installments as follows:

(a) The sum of ONE THOUSAND TWO HUNDRED THIRTY-SEVEN DOLLARS and FIFTY CENTS ($1,237.50) on the 1st day of each and every consecutive month commencing from and including the 1st day of January, 1996 to and including the 1st day of December, 1996;

(b) Thereafter, the sum of ONE THOUSAND THREE HUNDRED SIX DOLLARS and TWENTY-FIVE CENTS ($1,306.25) on the 1st day of each and every consecutive month commending from and including the 1st day of January, 1997 to and including the 1st day of December, 1997; and

(c) Thereafter, the sum of ONE THOUSAND THREE HUNDRED SEVENTY-FIVE DOLLARS ($1,375.00) on the 1st day of each and every consecutive month commencing from and including the 1st day of January, 1998 to and including the 1st day of December, 1998.

GOODS AND SERVICES TAX

The Lessee covenants and agrees to pay any and all taxes in the nature of the Goods and Services Tax (hereinafter called "G.S.T.") levied from time to time by any federal, provincial, municipal or school authority in respect of the rent and other expenses payable by the Lessee hereunder.

All payments of Basic Rent, Additional Rent and G.S.T. to be made by way of a series of cheques, post-dated to the respective due dates. The Lessee shall supply such post-dated cheques to the Lessor at the commencement of each lease year or earlier should the Lessor so request, without prejudice to any other right or remedy of the Lessor.

Any overdue rent will be subject to a late charge of TWO PER CENT (2%) per month, and such late charge will be added to and become part of the overdue rent every month.

It is the intention of this Lease that all costs and expenses incurred in respect of the entire property of which the demised premises form a part are to be borne by the lessees, and that the rent herein provided shall be absolutely net to the Lessor and free of all deductions, abatements, set-offs and charges.

DEPOSIT

The Lessor confirms and acknowledges receipt of the sum of FOUR THOUSAND SEVEN HUNDRED EIGHTY DOLLARS and TEN CENTS ($4,780.10), which represents the Basic Rent, the estimated Additional Rent and G.S.T. of TWO THOUSAND ONE HUNDRED TWENTY-FOUR DOLLARS and FORTY-NINE CENTS ($2,124.49) for the month of April 1996, with the balance of TWO THOUSAND SIX HUNDRED FIFTY-FIVE DOLLARS and SIXTY-ONE CENTS ($2,655.61) to be held by the Lessor as a non-interest bearing security deposit and, provided the Lessee does not breach its obligations under this Lease, to be refunded to the Lessee after termination of this Lease. The said deposit shall be used to secure the prompt and proper performance of the Lessee's obligations under this Lease. In the event that the Lessee defaults under the terms hereof, the Lessor may terminate this agreement and retain the above deposits on account of damages and not as a penalty, without prejudice to any other remedy.



THAT THE SAID LESSEE FURTHER COVENANTS WITH THE SAID LESSOR:

To pay as Additional Rent on or before the first day of July each year any taxes levied specifically on the machinery, equipment or fixture owned by the said Lessee.

AND to pay as Additional Rent upon notice from the Lessor, TEN PERCENT (10%) of the property tax and the insurance premium and common operating costs of the entire building and property, including, inter alia, water and sewer, common area lighting, repairs and maintenance, landscaping, external janitorial services and management fee. The Lessee shall pay the above costs and expenses as Additional Rent to the Lessor by monthly instalments in advance in an amount to be determined by the Lessor from time to time.

AND shall be responsible for its own insurance including plate glass and tenants' liability, heat and light, and the maintenance and repairs of the heating, electrical and plumbing systems inside the demised premises.

AND shall pay to the Lessor an administrative charge equal to ONE-HALF (1/2) of one (1) month's Basic Rent and the applicable G.S.T. per occasion upon any assignment of this Lease or subletting of the demised premises. The Lessee shall provide to the Lessor full financial background and such other information regarding future sub-lessee or assignee that the Lessor may reasonably require for proper evaluation of such sub-lessee or assignee.

AND shall take the Premises "as is", and shall be responsible for all costs of improvement and alteration of the demised premises and for obtaining various permits required by the City of Vancouver and other authorities. All such works must first be approved by the Lessor in writing, such approval not to be unreasonably withheld.

AND that it and its servants, employees and agents shall observe faithfully, and comply strictly with such reasonable rules and regulations as the Lessor may from time to time adopt with respect to the operation of the Lessor's Property.



AND IT IS HEREBY FURTHER AGREED:

THAT during the optional lease renewal period, in the event the Lessor shall proceed to redevelop the property or to renovate the building of which the demised premises form a part, the Lessor shall have the option to terminate this Lease with SIX (6) months' written notice to the Lessee.



THAT THE SAID LESSOR COVENANTS WITH THE SAID LESSEE:

If the Lessee duly and regularly pays the said rent and performs all and every one of the covenants, provisos and agreements herein contained and on the part of the Lessee to be paid and performed, the Lessor will, upon the request in writing of the Lessee at least SIX (6) months prior to the expiry of this Lease, and at the cost of the Lessee, grant to the Lessee a renewal lease for the said premises for a further THREE (3) YEAR TERM FROM January 1, 1999 to December 31, 2001, and such renewal lease shall contain all the covenants, provisos and agreements, including the Guarantor's Covenants, as contained in the present lease except the rent, Tenant's fixturing period, rent-free period and the right of subsequent renewal. The rental rates for the renewal term shall be negotiable at market rate, but in no event shall the monthly Basic Rent during the renewal term be less than the monthly Basic Rent payable immediately preceding the commencement of the renewal term. In the event the Lessor and the Lessee are unable to agree to the rents for the renewal term FOUR (4) months prior to the expiry of this Lease term, the rents shall be then determined by arbitration under the Commercial Arbitration Act of British Columbia. It is expressly agreed that the Lessor and the Lessee shall pay its own costs of the said arbitration proceedings except for the arbitrator's fee which shall be paid equally between the parties. If the Lessee shall refuse to submit to arbitration, or if the Lessee shall neglect or refuse to name its arbitrator or if the rents are not determined by arbitration on or before the expiry date of this Lease term, then the option to renew shall be void and the renewal term shall be cancelled, and the Lease shall terminate on the expiry date of this Lease term.

AND shall be responsible for structural repairs.

SIGNAGE

The Lessee shall have the option to place back-lit signage on the wall above the awning at the front of the Premises and/or to replace the canvass cover on the existing awning at the costs of the Lessee. The Lessee shall obtain prior written approval from the Lessor relating to the design, size and installation of all signage, such approval shall not be unreasonably withheld. The Lessee shall be responsible for obtaining permits and licenses from the City of Vancouver before commencing such signage work.



ENTIRE AGREEMENT

This Lease sets forth all of the covenants, promises, conditions, agreements and understandings between the Lessor and the Lessee. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon the Lessor or the Lessee unless reduced to writing and signed by each of them.



GUARANTOR'S COVENANTS

The Guarantor, in consideration of the sum of One Dollar ($1.00) now paid by the Lessor to the Guarantor and of other valuable consideration (the receipt of all of which is hereby acknowledged by the Guarantor), directly and unconditionally as hereinafter set out, jointly and severally, guarantees to and covenants with the Lessor that the Lessee will duly perform, observe and keep each and every covenant, proviso, condition and agreement in this Lease on the part of the Lessee to be performed, observed and kept, including the payment of rent and all other sums and payments agreed to be paid or payable under this Lease on the days and at the times and in the manner herein specified, and that if any default shall be made by the Lessee, whether in payment of any rent or other sums from time to time falling due hereunder as and when the same becomes due and payable or in the performance, observance or keeping of any of the said covenants, provisos, conditions or agreements which under the terms of this Lease are to be performed, observed or kept by the Lessee, the Guarantor will forthwith pay to the Lessor on demand the said rent and other sums in respect of which such default shall have occurred and all damages that may arise in consequence of the non-observance or non-performance of any of the said covenants, provisos, conditions or agreements.

The Guarantor covenants with the Lessor that the Guarantor has the necessary power to give the guarantee contained herein and is bound with the Lessee as hereinbefore provided as principal of all obligations of the Lessee under this Lease. In the enforcement of its rights hereunder the Lessor may proceed against the Guarantor as if the Guarantor were named Lessee hereunder, and any notice given by the Lessor to the Lessee shall be deemed to have been given also to the Guarantor.

The Guarantor hereby waives any right to require the Lessor to proceed against the Lessee or to proceed against or to exhaust any security held from the Lessee or to pursue any other remedy whatsoever which may be available to the Lessor before proceeding against the Guarantor.

No neglect or forebearance of the Lessor in endeavouring to obtain payment of the rent reserved herein or other payments required to be made under the provisions of this Lease as and when the same become due, no delays of the Lessor in taking any steps to enforce performance or observance of the several covenants, provisos or conditions contained in this Lease to be performed, observed or kept by the Lessee, no extension or extensions of time which may be given by the Lessor from time to time to the Lessee, and no other act or failure to act of or by the Lessor shall release, discharge or in any way reduce the obligations of the Guarantor under the provisions of these GUARANTOR'S COVENANTS.

In the event of termination of this Lease other than by surrender accepted by the Lessor, or in the event of disclaimer of this Lease pursuant to any statute, or in the event the Lessee (being a corporation) ceases to exist, then at the option of the Lessor, the Guarantor shall execute a new Lease of the demised premises between the Lessor as lessor and the Guarantor as lessee for a term equal in duration to the residue of the term remaining unexpired at the date of such termination or such disclaimer or such cessation of existence. Such lease shall contain the like Lessor's and lessee's obligations respectively and the like covenants, provisos, agreements and conditions in all respects (including the proviso for re-entry) as are contained in this Lease.

The Guarantor hereby submits to the jurisdiction of the Courts of the Province of British Columbia in any action or proceedings whatsoever by the Lessor to enforce its rights hereunder.

Each Guarantor who executed this Lease does so independently and without reliance upon the proposed or actual execution by any other person or corporation of this or any other guarantee of the obligations of the Lessee. The obligations of each Guarantor hereunder shall be fully binding and effective immediately upon execution of this Lease by such person or corporation and shall not in any manner be varied or effected by the failure on the part of the Lessor to obtain the proper execution by any other person or corporation of this or any other guarantee of the obligations of the Lessee.

[MACK LOGO]                   LEASE--COMMERCIAL

THAT THE SAID LESSEE COVENANTS WITH THE SAID LESSOR:

To pay rent and to pay water rates and to pay for all gas and electric light and power used on the premises; and to pay also (as rent) on or before the FIRST day of JULY in each year that portion of all taxes (including local improvement taxes) levied by any federal, provincial, municipal or school authority in respect of the entire premises of which the demised premises form part as shall be attributable to the assessment for any purpose of all things erected or placed in, upon or under or affixed to the demised premises prior to or during the term hereof or any renewal or to any building, fixture or structure therein, thereon or thereunder, including all fixtures, machinery and similar things of a commercial or industrial undertaking, business or going concern operation which may be lawfully removed by the lessee;

AND to repair, reasonable wear and tear and damage by fire, lightning, tempest and earthquake excepted; AND to give to the Lessor or his agent immediate notice of any defect in water, gas or other pipes of fixtures, heating apparatus, elevator, hoist, machinery or telephone, electric or other wires or fixtures;

AND that the Lessor may enter and view state of repair and that the Lessee will repair according to notice, reasonable wear and tear and damage by fire, lightning, tempest and earthquake excepted;

AND that the Lessee will leave the premises in good repair, reasonable wear and tear and damage by fire, lightning, tempest and earthquake excepted;

AND will keep and leave whole and in good order all water, gas and electric fixtures, glass, pipes, faucets, locks, fastenings, hinges, window shades, sash cords, heating and cooling apparatus under the control of and used by the Lessee and will keep and leave all brass, copper or other metals and all windows, in on or attached to the premises, cleaned and polished;

AND will not assign without leave; AND will not sublet without leave; such leave not to be unreasonably withheld;

AND will not use the premises nor allow the premises to be used for any other purpose than that for which the premises are hereby leased, namely: telecommunication services, internet access and consulting retail store

AND will not carry on nor do, nor allow to be carried on or done on the premises any sales by auction, nor any work, business, occupation, act or thing whatsoever which may be or become a nuisance or annoyance to the Lessor, the public or any other occupant of the said building or which may increase the hazard of fire or liability of any kind or which may increase the premium rate of insurance against loss by fire or liability upon the said building or premises or invalidate any policy of insurance of any kind upon or in respect of same or which may cause or result in excessive use or waste of water or increase the amount of water rates payable in respect of the said building or the premises;

AND will not drive nails or screws into nor drill into nor cut, mark nor in any way deface any part of the premises;

AND will not make any alterations in the structure, plan or partitioning of the premises nor install any plumbing, piping, wiring, or heating apparatus without the written permission of the Lessor or his agents first had and obtained and at the end or sooner determination of the said term will restore the premises to their present condition if called upon to do so by the Lessor but otherwise all repairs, alterations, installations and additions made by the Lessee upon the premises, except gas and electric fixtures and movable business fixtures, shall be the property of the Lessor and shall be considered in all respects as part of the premises; AND will indemnify and save harmless the Lessor from and against all and all manner of claims for liens for wages or materials, or for damage to persons or property caused during the making of or in connection with any repairs, alterations, installations and additions which the Lessee shall make or cause to be made on the premises; AND will allow the Lessor to post and will keep posted on the premises any notice that the Lessor may desire to post under the provisions of the Builders' Lien Act;

AND will erect, place, use or keep in or upon the premises only such shades, window blinds, awnings, projections, signs, advertisements, lettering, devices, notices, painting or decoration as are first approved in writing by the Lessor, and upon the expiration or determination of this lease will remove the same if required to do so by the Lessor;

AND will indemnify and save harmless the Lessor from and against any and all manner of actions or causes of action, damages, loss, costs or expenses which he may sustain, incur or be put to by reason of any advertising signs now existing or which may hereafter be erected by the Lessee upon, over, projecting from or above the said building or the premises, and will pay the premiums charged upon any bond of indemnity or liability insurance policy in respect of such signs issues upon the demand of Civic, Municipal or other authorities, provided always that the Lessor shall from time to time and at all times hereafter be at liberty to examine the said signs, and that the Lessee will repair or strengthen the same upon notice from the Lessor, and if the Lessee shall fail to comply with such notice, the Lessor shall be at liberty to repair or strengthen the said signs, and the costs, charges and expense of so doing shall be forthwith paid by the Lessee to the Lessor, but the giving of such notice and the undertaking of such repairs or strengthening by the Lessor shall not be deemed an acknowledgment or admission of any liability or responsibility on the part of the Lessor;

AND will not cover nor obstruct the glass doors, partitions, transoms, windows, lights and skylights which reflect or admit light into any passageway or other place in said building;

AND will not bring into or upon the premises any safe, motor, machinery or other heavy articles without the consent of the Lessor in writing first had and obtained, and will immediately make good any damage done to any part of the building or premises by bringing in or taking away the same;

AND will provide receptacles for refuse and rubbish of all kinds, and will attend to the removal of the same from the premises at regular intervals, and will not keep nor leave any boxes, packing material or rubbish of any kind in or near the premises or any passages connected with same. AND will keep clean and free from any rubbish, ice or snow, all walks, passages, yards and alleys adjacent to the premises;

AND will observe, obey and conform to and cause its employees to observe, obey and conform to all rules and regulations from time to time made by the Lessor with regard to the management, use or occupation of the said building and the premises;

AND will comply promptly at his own expense with all laws, ordinances, regulations, requirements and recommendations of any and all Dominion, Provincial, Civic, Municipal or other authorities or Association of Fire Insurance Underwriters or Agents and all notices in pursuance of same whether served upon the Lessor or the Lessee, and will indemnify and save harmless the Lessor from and against all and all manner of actions or causes of action, damages, loss, costs or expenses, which he may sustain, incur or be put to by reason of any neglect of same or noncompliance therewith or by reason of any defect, deficiency, disrepair, depreciation, damage or change in or to the premises, or any injury or damage to any person or to any goods and chattels contained in, upon or about the premises, however caused;

AND will allow notices "For Sale" or "To Let" to be put and remain on the premises in a conspicuous position for at least sixty days prior to the expiration of this lease and will allow prospective purchasers or tenants to enter and inspect the premises on week days during the said sixty days;

AND at the expiration or sooner determination of this lease will peaceably surrender and give up possession of the premises without notice from the Lessor, any right to notice to quit or vacate being hereby expressly waived by the Lessee, any law, usage or custom to the contrary notwithstanding:

AND IT IS HEREBY AGREED

THAT the whole contract and agreement between the parties hereto is set forth herein, that the Lessee has leased the premises after examining the same, that no representations, warranties or conditions have been made other than those expressed or implied herein, and that no agreement collateral hereto shall be binding upon the Lessor unless it be made in writing and signed by the Lessor;

THAT no waiver of nor neglect to enforce the right to forfeiture of this lease or the right of re-entry upon breach of any covenant, condition or agreement herein contained shall be deemed a waiver of such rights upon any subsequent breach of the same or any other covenant, condition or agreement herein contained;

THAT any notice to be served hereunder shall be deemed to be sufficiently served on the Lessee if addressed to the Lessee and left on the premises;

THAT if the Lessor shall be unable to deliver possession of the premises at the time of the commencement of the said term, neither the Lessor nor his agents shall be liable for any damage or loss caused thereby, nor shall this lease be void or voidable, nor the date of the expiration of same be changed by reason thereof, but in such event the Lessee shall only be liable for rent at the rate hereby reserved from such time as the Lessor shall be able to deliver possession of the premises;

THAT the Lessor shall not be responsible for any defect in or change of conditions affecting the premises, nor for any damage to the premises or to any person or to merchandise, goods, chattels, machinery or equipment contained therein however caused;

THAT the Lessor shall not be responsible for or in regard to the sufficiency or insufficiency of any safe or vault used by the Lessee to withstand fire, burglars or thieves, and that the use of such safe or vault is accepted by the Lessee at his own risk and without any recourse whatever against the Lessor for or on account of any loss or damage which may occur in any manner of or to any money, securities, valuables, books, papers of other property which may be placed therein by the Lessee;

THAT the Lessor shall not be responsible for any loss, damage, or expense caused by any overflow or leakage of water from any part of the said building or any adjoining buildings, occasioned by the use, misuse, or abuse of water or by the breaking or bursting of any pipes or plumbing fixtures, or in any other manner or by seepage from adjoining lands or premises or by any accident or misadventure to or arising from the use and operation of machinery, elevator, heating apparatus, electric wiring and appliances, gas or other pipes and appliances or any fixtures by reason of any structural defects in the building or premises or by any other matter or thing whatsoever;

THAT Lessor shall be under no obligation to supply water, heat, light or power to the Lessee upon the premises;

THAT in the event of said building or the premises being condemned in whole or in part because of the unsafe condition thereof, this lease shall cease and determine upon the date of each condemnation, and the Lessor shall not be responsible for any loss, damages or expense which the Lessee may suffer or incur by reason of the same;

THAT any yard, passage, alley or area connected with the said building is for the use of all the occupants of the said building and that the Lessee will not obstruct nor hinder the use of same by other occupants of the said building and their employees, agents and customers and that the Lessee will keep clean and sanitary the portion of same situated in the rear of or adjacent to the premises;

THAT the sole and exclusive right to use or to lease to others for their use the roof or exteriour side and rear walls of the said building is reserved to and retained by the Lessor;

THAT the Lessor shall have the right at any time during the said term to repair, remodel, alter, improve add to the premises or the whole or any part of the building of which the premises form a part or to change the location of the entrance or entrances to the said building and the premises without compensation or responsibility to the Lessee and for such purposes, if necessary, to enter into, pass through, work upon and attach scaffolds or other temporary structures to the premises, putting the Lessee to no unnecessary inconvenience;

THAT any rights or privileges which may accrued or enure to or for the benefit of the Lessor by virtue of any law governing the relations of Landlord and Tenant not specifically mentioned herein and not inconsistent with the terms and conditions hereof and all rights of enforcement of same shall be deemed to be hereby reserved to and claimed by the Lessor;

THAT if the Lessor shall suffer or incur any damage, loss or expense or be obliged to make any payment for which the Lessee is liable hereunder by reason of any failure of the Lessee to observe and comply with any of the covenants of the Lessee herein contained then the Lessor shall have the right to add the cost or amount of any such damage, loss, expense or payment to the rent hereby reserved, and any such amount shall thereupon immediately be due and payable as rent and recoverable in the manner provided by law for the recovery of rent in arrear;

THAT in case the premises or any part thereof shall at any time during the said term be burned down or damaged by fire so as to render the same unfit for the purpose of the Lessee, the rent hereby reserved or a proportionate part thereof according to the nature and extent of the damage sustained, shall be suspended and abated until the premises shall have been rebuilt or made fit for the purpose of the Lessee, or at the option of the Lessor the said term shall in such case forthwith come to an end, and the Lessee shall cease to be held liable for payment of rent except such rent as shall have already accrued due, and shall be entitled to be repaid any rent paid in advance for the balance of the period so paid for in advance;

THAT whensoever the Lessor shall be entitled to levy distress against the goods and chattels of the Lessee he may use such force as he may deem necessary for that purpose and for gaining admittance to the premises without being liable to any action in respect thereof, or for any loss or damage occasioned thereby and the Lessee hereby expressly releases the Lessor from all sections, proceedings, claims or demands whatsoever for or on account of or in respect of any such forcible entry or any loss or damage sustained by the Lessee in connection therewith.

THAT in case the Lessee shall become insolvent or bankrupt or make an assignment for the benefit of creditors, or being an incorporated company if proceedings be begun to wind up the said company, or in case of the non-payment of rent at the times herein provided, or in case the premises or any part thereof become vacant and unoccupied for a period of thirty days or be used by any other person or persons, or for any other purpose than as hereinbefore provided, without the written consent of the Lessor, this lease shall, at the option of the Lessor, cease and be void, and the then current month's rent and three months' additional rent shall thereupon immediately become due and payable, and the Lessor may re-enter and take possession of the premises as though the Lessor or his servants or other occupant or occupants of the premises were holding over after the expiration of the said term, and the term shall be forfeited and void;

THAT if the Lessee shall hold over and the Lessor shall accept rent after the expiration of the said term, the new tenancy thereby created shall be a tenancy from month to month and not a tenancy from year to year and shall be subject to the covenants and conditions herein contained so far as the same are applicable to a tenancy from month to month;

THAT any additional covenants, conditions or agreements set forth in writing and attached hereto whether at the commencement of the said term or at any subsequent time and signed or initialled by the parties hereto shall be read and constructed together with and as part of this lease, provided always that when the same shall be at variance with any printed clause in this lease, such additional covenants, conditions and and agreements shall be deemed to supersede such printed causes;

THAT all grants, covenants, conditions, provisoes, agreements, rights, powers, privileges and liabilities contained herein shall be read and construed as granted to, made and reserved by, imposed upon and undertaken by the parties hereto and their respective heirs, executors, administrators, successors and assigns, and that wherever the singular or the masculine pronoun is used the same shall be construed as meaning the plural or feminine or the body politic or corporate where the circumstances so require and that the Lessor may perform any act hereunder in person or by and through an agent;

PROVISO FOR RE-ENTRY BY THE LESSOR on non-payment of rent, or non-performance of covenants. The Lessor in pursuance of this proviso shall have the right to break into the premises to obtain possessions thereof and the Lessee hereby waives all claims for damage to or lots of any of the Lessee's property caused by the Lessor in re-entering and taking possession of the premises; and no action taken by the Lessor in pursuance of this proviso whether under what are generally known as summary proceedings or otherwise shall be deemed to absolve, relieve or discharge the Lessee from liability hereunder; and this proviso shall extend and apply to all covenants whether positive or negative.

THE LESSOR COVENANTS WITH THE LESSEE for quiet enjoyment.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals, the day and year first above written.

SIGNED, SEALED AND DELIVERED                 SZE & YEE INVESTMENTS LTD., per
BY THE LESSOR IN THE PRESENCE OF

Signature of Witness.......................  /s/Patrick E. Lee
                                             --------------------------------
Street Address.............................  Authorized Signatory
City.......................................
Occupation.................................  OVERDALE INVESTMENTS LTD., per:


                                             /s/Patrick E. Lee
                                             --------------------------------
                                             Authorized Signatory

SIGNED, SEALED AND DELIVERED
BY THE GUARANTOR IN THE PRESENCE OF

Signature of Witness.../s/Gary Konishi       /s/ Glenn Duncan Ninow
                       ---------------       ----------------------------------
         Gary Konishi                        GLENN DUNCAN NINOW, all so known as
         Notary Public                       GLENN DUNCAN EVAN NINOW
Street Address 540-4400 Hazelbridge Way
City Richmond, B.C. V6X3R8
         273-1101                            /s/Susan Ninow
                                             ----------------------------------
Occupation............................       SUSAN SIU JING NINOW

(AS TO BOTH SIGNATURES)

Executed on behalf of the Lessee,
469506 B.C. LTD., by its authorized
signatory(ies):

/s/[illegible]
-------------------------------------
Authorized Signatory

/s/Susan Ninow
-------------------------------------
Authorized Signatory


[SKETCH OF LEASEHOLD OF THE BUILDING]